UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                                   reported):
                       October 20, 2005 (October 13, 2005)

                          AMERICAN PALLET LEASING, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                    000-29519                33-0889194
(State of incorporation)      (Commission File No.)         (IRS Employer
                                                           Identification No.)

                  950 N. Milwaukee Ave #328, Glenview IL 60025
          (Address, including Zip Code, of Principal Executive Offices)

       Registrant's telephone number, including area code: (980) 329-7350

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05. Costs Associated with Exit or Disposal Activities

On August 26, 2005, the American Pallet Leasing, Inc. ("we," "us," "our," or the "Company") filed a Current Report on Form 8-K to report that we had been served with litigation papers from the seller (the "Seller") of G&G/Cherokee, our wholly owned subsidiary, alleging, among other things, breach of contract and seeking, among other things, damages to be determined at trial. As reported in
Item 2.06, the Company's board of directors has determined that effective October 17, 2005, the Company will write down the value of its G&G asset and take steps necessary to exit this business. For accounting purposes, the Company will record the date of the abandonment as of June 30, 2005.

Although the Contract of Deed (the "Agreement") provides that in the event we are deemed to be in default the Seller's only remedy shall be to re-take possession of the premises, the existence of the litigation has made it impossible for us to quantify the costs associated with this course of action at this time.

Item 2.06. Material Impairments

On June 9, 2005, we filed a Current Report on Form 8-K to report that we had temporarily shutdown our sawmill facility, G&G/Cherokee Wood, Inc. ("G&G"). On August 26, 2005, the Company filed a Current Report on Form 8-K to report that we had been served with litigation papers from the Seller, alleging, among other things, breach of contract and seeking, among other things, damages to be determined at trial. On October 15, 2005, we were informed that the assets of G&G were being sold at auction in Cherokee County, South Carolina. In addition, we were informed by our auditor on October 17, 2005, that, in connection with its annual audit and based on its auditor's assessment of the current circumstances surrounding G&G, that the assets should be written down.

Although the Contract of Deed (the "Agreement") provides that in the event that the Company is in fact deemed to be in default, the Seller's only remedy shall be to re-take possession of the premises, the existence of the litigation has made it impossible for us to quantify the costs associated with this course of action at this time.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 13, 2005, the Company announced the appointment of James A. Jeffery and Douglas H. Peterson to its board of directors.

Item 8.01. Other Events.

On June 9, 2005, we filed a Current Report on Form 8-K to report that we had temporarily shutdown our sawmill facility, G&G/Cherokee Wood, Inc. ("G&G"). On August 26, 2005, we filed a Current Report on Form 8-K to report that we had been served with litigation papers from the Sellers of G&G, alleging, among other things, breach of contract and seeking, among other things, damages to be determined at trial. On October 15, 2005, we were informed that the assets of G&G were being sold at auction in Cherokee County, South Carolina.

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Effective  October 15, 2005,  the Company moved its  headquarters  location from
Cedar Rapids, Iowa to Glenview, Illinois. Our new address is 950 N Milwaukee Ave #328, Glenview IL 60025. The move reflects the fact that our new CEO, Mr. James Crigler, resides near Glenview, Illinois. We have closed our office located at 425 Second Street, S.E. Suite 600, Cedar Rapids, Iowa 52401.

On  October  20,   2005,   the  Company   entered  into  a   modification   (the
"Modification") of the note agreement (the "Note") with Brittany Capital Management Ltd. ("Brittany"). The Note had an original maturity of September 27, 2005, which was extended to December 31, 2005. Among the terms of the Modification, we are obliged to provide Brittany with an additional 1,000,000 shares as collateral to secure the loan, which collateral is being pledged by individual shareholders. Brittany has the right to sell up to 240,000 shares of the collateral before December 31, 2005. In the event Brittany elects to sell such shares, it must reduce dollar for dollar the amount of principal and interest outstanding on the Note. The Modification limits the price per share at which Brittany may sell such shares to $0.06 per share initially, increasing to $0.10 per share, once the closing bid price of the Company's common stock has remained at or above $0.15 per share for a period of at least 10 consecutive trading days. In consideration of Brittany's agreement to extend the Note, the Company also agreed to re-price the warrants issued in respect of the Note to $0.10, and to issue Brittany an additional 114,615 warrants, which warrants are also priced at $0.10.

      Forward-Looking Statements

This Form 8-K contains forward-looking statements as defined in the Securities Exchange Act of 1934 and subject to the safe harbors created therein. The forward-looking statements contained herein include, but are not limited to, the termination of activities in regard to the Company's G&G/Cherokee operations and the Company's expectations with respect to its obligations upon termination of its agreement with the Sellers of G&G/Cherokee.

These forward-looking statements involve risks and uncertainties that could cause the Company's results to differ materially from management's current expectations. Such risks and uncertainties include, but are not limited to risks associated with the ultimate consequences associated the disposition of its Subsidiary and risks associated with the development generally of the Company's overall strategic objectives.

Item 9.01         Financial Statements and Exhibits.

      (c) Exhibits.

       Exhibit No.          Description
       -----------          -----------

       99.1                 Press Release dated October 13, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AMERICAN PALLET LEASING, INC.

                                       By: /s/James Crigler
                                          --------------------------------------
                                           James Crigler,
                                           President and Chief Executive Officer

October 20, 2005

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                                INDEX TO EXHIBITS

         Exhibit No.       Exhibit

            99.1 Press Release of American Pallet Leasing, Inc. dated October 13, 2005.